                                                                   EXHIBIT 10.21

                             WAFER SUPPLY AGREEMENT
                             ----------------------


  THIS AGREEMENT, made and entered into as of this 1st day of October, 1998 (the "Effective Date") by and between:

     (1) Power Integrations, Inc., a Delaware corporation having its principal place of business at 477 N. Mathilda Ave; Sunnyvale, CA U.S.A. ("PI"); and

     (2) OKI ELECTRIC INDUSTRY CO., LTD., a Japanese corporation having its registered head office at 7-12, Toranomon 1-chome, Minato-ku, Tokyo 105-8460, Japan ("OKI").



                                WITNESSETH:

  WHEREAS, OKI is engaged in providing wafer foundry services for IC companies; and

  WHEREAS, PI is engaged in the design, development, marketing and sale of various IC products for use in power source applications; and

  WHEREAS, PI desires to acquire from OKI fabrication and supply of wafers of certain IC products, and OKI is willing to supply such wafers to PI within the limitation of available production capacity of OKI.

  NOW, THEREFORE, in consideration of the above premises and the mutual covenants of the parties contained herein, PI and OKI hereby agree as follows:


Article 1.  (Definitions)
---------    -----------

  When used throughout this Agreement, each of the following terms shall have the meaning indicated below:

1.1  PRODUCTS:  Any and all IC products of PI which will be processed in
     ---------
     accordance with the PI PROCESS.

1.2  WAFERS: Non-probed four (4) and/or five (5) inch silicon wafers
     -------
     produced during the PILOT PRODUCTION and VOLUME PRODUCTION which meet the COMMON

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     SPECIFICATION.

1.3  PILOT PRODUCTION:  The production by OKI of WAFERS for the purpose of
     -----------------
     evaluation by PI.

1.4  VOLUME PRODUCTION:  The production by OKI of WAFERS for the volume
     ------------------
     production of PRODUCTS.

1.5  PI PROCESS:  PI's process technologies, which are implemented in the
     -----------
     OKI wafer fabrication facility to produce the WAFERS, and of which the detailed specification is specified in the COMMON SPECIFICATION plus any improvements made by PI or jointly by PI and OKI during the term of the Agreement.

1.6  OKI PROCESS:  OKI's process technologies developed exclusively by OKI
     ------------
     and implemented in the OKI wafer fabrication facility to produce the WAFERS.

1.7  COMMON SPECIFICATION:  The specifications for the production, delivery
     ---------------------
     and acceptance of the WAFERS which are defined in the EXHIBIT C attached hereto.

1.8  INDIVIDUAL SALES CONTRACTS:  Individual contracts of sale and purchase of
     ---------------------------
     the WAFERS that will be concluded between OKI and PI pursuant to this Agreement. INDIVIDUAL SALES CONTRACTS are only for the purposes of establishing the quantity, delivery dates, and pricing of WAFERS, and no other terms and conditions stated in any INDIVIDUAL SALES CONTRACTS have any force or effect. The terms and conditions of this Agreement apply to all INDIVIDUAL SALES CONTRACTS.

1.9  LWS AGREEMENT:  The Licensing and Wafer Supply Agreement, dated June 18,
     --------------
     1993, between OKI and PI, including all amendments.

1.10 SUBSIDIARY:  Any corporation, company or other entity in which OKI or PI,
     -----------
     as the case may be, owns and/or controls, directly or indirectly, now or hereafter, more than fifty percent (50%) of the outstanding shares of stock entitled to vote for the election of directors or their equivalents regardless of the form thereof (other than any shares of stock whose voting rights are subject to restriction); provided, however, that any entity which would be a SUBSIDIARY by reason of the foregoing shall be considered a SUBSIDIARY only so long as such ownership or control exists.

1.11 OKI:  OKI and any of its SUBSIDIARIES unless otherwise expressly provided.
     ----

1.12 PI:  PI and any of its SUBSIDIARIES unless otherwise expressly provided.
     ---

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1.13 CONFIDENTIAL INFORMATION:  Technical information, or other non-public
     -------------------------
     information relating to PI and OKI, whether in a man-readable or machine-readable form and whether recorded on paper, tape, diskette or any other media, which is disclosed by the disclosing party to the receiving party, and (i) which is designated in writing, by appropriate legend, as confidential or, (ii) if disclosed orally is identified as confidential information at the time of disclosure and a summary of which is confirmed in writing within thirty (30) days after oral disclosure and designated, by appropriate legend, as confidential. Not withstanding the foregoing, all information generated by the activities and actions of OKI under this Agreement on PI's behalf or any information including all PI INTELLECTUAL
                                                               ---------------
     PROPERTY received from PI by OKI to effect the terms of this Agreement
     --------
     shall also be considered PI's CONFIDENTIAL INFORMATION unless explicitly agreed to be exempted by PI in writing.

1.14 OKI IMPROVEMENTS:  Any modification or improvement to the OKI PROCESS or
     -----------------
     the PI PROCESS, developed exclusively by OKI, during the term of the Agreement and all OKI improvements under the LWS Agreement.

1.15 JOINT IMPROVEMENTS:  Any and all enhancements, modifications, derivative
     ------------------
     works, improvements and/or changes made by OKI in conjunction with PI to the PI PROCESS, the COMMON SPECIFICATION, the MASK TOOLING SETS, and/or the PI CONFIDENTIAL INFORMATION.

1.16 MASK TOOLING SETS:  Those MASK TOOLING SETS delivered by PI to OKI pursuant
     ------------------
     to this Agreement.

1.17 PI INTELLECTUAL PROPERTY:  The PI PROCESS, the COMMON SPECIFICATION, the
     ------------------------
     MASK TOOLING SETS, the JOINT IMPROVEMENTS, and all INTELLECTUAL PROPERTY RIGHTS in the foregoing.

1.18 INTELLECTUAL PROPERTY RIGHTS:  Copyrights, patents, trade secrets, moral
     ----------------------------
     rights, know-how and other intellectual or proprietary rights of any kind.

Article 2.  (Foundry Commitment and Forecasts)
---------    --------------------------------

2.1 Both OKI and PI desire to enter into a relationship under which they will act in good faith and cooperate to achieve their objectives to their mutual benefit as set forth in this Agreement.

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2.2  OKI agrees to commit to PI the foundry capacity ("FOUNDRY CAPACITY")
     set forth in EXHIBIT A attached hereto until March 31, 1999. Each January, beginning in 1999, OKI and PI will meet to review PI `s non-binding twelve
     (12) month forecast of wafer orders ("PI ANNUAL FORECAST") for the upcoming OKI fiscal year (April 1 through March 31 of each year) and OKI's FOUNDRY CAPACITY for the upcoming OKI fiscal year. For the period beginning on April 1st, 1999 and annually on April 1st thereafter during the term of this Agreement, OKI will commit a FOUNDRY CAPACITY for the current OKI fiscal year, at the OKI plant specified per Section 3.3 , in an amount no less than * Percent (*%) of PI's total wafer purchases during the previous OKI fiscal year, and PI will submit the PI ANNUAL FORECAST on April 1st. During the OKI fiscal year, OKI shall accept up to a * (*%) upside request over the current FOUNDRY CAPACITY upon a three (3) month written advance notice from PI. OKI can request PI to negotiate to reduce the committed FOUNDRY CAPACITY, for the then current OKI fiscal year, if OKI and PI determine that PI will not order at least *% of the PI ANNUAL FORECAST. Any negotiated reduction in FOUNDRY CAPACITY must be agreed to by PI in writing.

2.3 During the term of this Agreement, PI shall provide OKI on or before a mutually agreed day of each calendar month a written forecast ("PI MONTHLY FORECAST") of the quantity of the WAFERS of each PRODUCT to be manufactured and delivered (if any) within the period of the following six (6) calendar months which shall fall within the effective term of this Agreement, provided that such forecast shall be in conformity with the FOUNDRY CAPACITY.

2.4 PI must order at least the quantity of WAFERS forecasted in the first two (2) months of the PI MONTHLY FORECAST unless OKI agrees to any change. PI may revise the quantity for each of the last four (4) months of each PI MONTHLY FORECAST without penalty or charge.

2.5 In the event of any direct or indirect governmental intervention in Japan or the United States or in any country of destination of the WAFERS purchased by PI, which intervention may virtually or legally render infeasible supply of the full quantity of the WAFERS ordered by PI, then OKI shall be obligated to supply only such quantity as may

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     feasibly and legally be supplied without any liability to PI and PI will have the right to terminate this agreement without liability, effective upon written notice to OKI.

2.6 At the request of OKI, PI and OKI shall discuss allocating the production of the WAFERS from one plant of OKI to another.



Article 3.  (Sale and Purchase of WAFERS; INTELLECTUAL PROPERTY RIGHTS)
---------    ---------------------------------------------------------

3.1 As implementation of the foundry services provided in the preceding Article, PI shall purchase from OKI, and OKI shall sell to PI, those WAFERS ordered pursuant to the terms and conditions of this Agreement, which shall be non-probed WAFERS.

3.2 Subject to the provisions of Section 3.1 above and 5.2 below, PI shall submit to OKI a purchase order for the WAFERS which shall be substantially in line with the binding forecast provided for in Section 2.4 above. Once submitted, such purchase order shall be irrevocable except as set forth in
     Section 2.4 and 2.5 above. All purchase orders shall be subject to acceptance by OKI through issuance of a written confirmation within five
     (5) business days of receipt of the purchase order. Upon such written confirmation, the terms of the purchase order and confirmation relating to total quantity, delivery time and pricing shall constitute a binding INDIVIDUAL SALES CONTRACT which incorporates all of the terms and conditions of this Agreement except to the extent expressly modified by the INDIVIDUAL SALES CONTRACT. The mix of PRODUCTS and the quantity of WAFERS allocated per each of the PRODUCTS in any INDIVIDUAL SALES CONTRACT can be modified at any time, prior to the week the WAFERS ordered pursuant to such Individual Sales Contract will be started, by PI with confirmation from OKI so long as the total quantity of all WAFERS is not less.

3.3 The WAFERS sold hereunder shall be processed at OKI's * plant or other plants of OKI as mutually agreed in writing by OKI and PI.

3.4 The sale and purchase of the WAFERS may be made between PI and OKI or any of their respective SUBSIDIARIES pursuant to the terms and conditions of this Agreement.

3.5 PI is and shall remain the sole and exclusive owner of all right, title and interest in the PI INTELLECTUAL PROPERTY. Subject to all of the terms and conditions of this agreement, PI grants OKI a limited, non-exclusive license in the PI INTELLECTUAL

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     PROPERTY for the sole purpose of using it internally to manufacture WAFERS for PI in accordance with the terms and conditions of this Agreement. OKI may not use the PI INTELLECTUAL PROPERTY for any other purpose or license it to any party, unless a separate written agreement for any such rights is executed by the parties.

3.6 OKI hereby does and will irrevocably and unconditionally transfer and assign to PI all of OKI's right, title and interest worldwide in the JOINT IMPROVEMENTS. OKI will promptly disclose in writing all OKI IMPROVEMENTS to PI promptly upon their creation. OKI shall take all reasonable actions, at PI's expense, to assist PI in perfecting and enforcing its rights in the JOINT IMPROVEMENTS. Such actions shall include but not be limited to execution of assignments, patent applications and other documents. Subject to all of the terms and conditions of this agreement, PI hereby grants to OKI a non-exclusive, irrevocable, perpetual, royalty-free, non-transferable, worldwide, right and license, under all INTELLECTUAL PROPERTY RIGHTS to use, modify, reproduce, (but sub-license only to an OKI SUBSIDIARY) the JOINT IMPROVEMENTS for OKI's internal use only.

3.7 In the event that any portion of Section 3.6 is declared invalid or illegal according to any applicable law, (a) OKI hereby waives and agrees never to assert such rights, including any moral rights or similar rights, against PI or PI's licensees and (b) the parties hereby modify such portion, effective upon such declaration, in such manner as shall secure for PI an exclusive, irrevocable, perpetual, worldwide, fully paid and royalty-free license under all INTELLECTUAL PROPERTY RIGHTS, with rights to sublicense through multiple levels of sublicensees, to use, modify, reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed, such rights in the JOINT IMPROVEMENTS to the maximum extent permitted by applicable law.

3.8 OKI shall be the sole and exclusive owner of all right, title and interest in the OKI IMPROVEMENTS. OKI hereby grants to PI a non-exclusive, irrevocable, perpetual, royalty-free, non-transferable, worldwide, right and license, under all INTELLECTUAL PROPERTY RIGHTS to use, modify, reproduce, distribute and otherwise exploit in any manner the OKI IMPROVEMENTS as part of the PI PROCESS and any modifications

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     thereto. Without any consent of OKI, PI may sublicense the OKI IMPROVEMENTS to PI's SUBSIDIARY so long as the sublicense provides for the protection of OKI's Confidential Information on terms not less protective of OKI's rights than those set forth the in the Agreement.

3.9 OKI agrees not to use the PI INTELLECTUAL PROPERTY or any license under this Agreement in whole or in part or knowledge gained by OKI through producing WAFERS for PI to develop an equivalent or competing process or other product or service that would compete with PI.



Article 4.  (Mask Tooling Sets)
---------    -----------------

4.1 The mask tooling sets for WAFERS of any PRODUCT shall be supplied by PI to OKI one (1) week before its commencement of the WAFERS fabrication at no cost to OKI. If, upon OKI's examination, the MASK TOOLING SETS are found to be defective or not in conformance with the COMMON SPECIFICATION, OKI shall immediately notify PI in detail as to such defects or non-conformity, and PI shall either provide corrected MASK TOOLING SETS at PI's expense or, notwithstanding any other provision of this Agreement, PI can cancel the INDIVIDUAL SALES CONTRACT for the affected WAFERS, without any liability except for affected WAFER work in progress ("WIP") and inventory, upon written notice to OKI. The MASK TOOLING SETS shall be and remain PI's CONFIDENTIAL INFORMATION.



Article 5.  (Pilot Production and Minimum Order Quantity)
---------    -------------------------------------------

5.1  PILOT PRODUCTION
     ----------------

     5.1.1 For the PILOT PRODUCTION, PI shall, if PI's desires to, place an order with OKI for a minimum of * (*) WAFER starts (one (1) pilot lot) or multiples thereof per each PRODUCT.

     5.1.2 The output will be shipped to PI if the WAFERS output is at least * percent (*%) of the ordered quantity. If the WAFERS output is less than * percent (*%) of ordered quantity, OKI will inform PI of the output quantity of the WAFERS and if PI requires to have the shortage covered, OKI will re-input the WAFERS to cover

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            the shortage of quantity at no additional cost to PI.

5.2  VOLUME PRODUCTION
     -----------------

     5.2.1 For the VOLUME PRODUCTION, PI shall place an order with OKI for a minimum of * (*) WAFER starts (one (1) lot) or multiples thereof per each PRODUCT and OKI will ship monthly orders in quantities not less than * percent (*%) of the quantities ordered of each PRODUCT.

     5.2.2 The orders of PI for the VOLUME PRODUCTION shall be subject to the provisions of Section 3.2 above.



Article 6.  (Delivery)
---------    --------

6.1 The terms of delivery of the WAFERS shall be FOB Tokyo port or FCA Tokyo airport (as such terms are defined in Incoterms 1990).

6.2 The title and risk of loss relating to the WAFERS delivered by OKI to PI shall transfer from OKI to PI at such time and point as provided in Incoterms 1990 relating to such FOB or FCA terms. PI shall have the right to designate a freight forwarder, subject to OKI's reasonable approval.

6.3 OKI will deliver WAFERS within the number of calendar days after receipt of PI's purchase order as specified in the order. In the event that OKI foresees the delay of the delivery schedule of WAFERS, OKI shall make a best effort to correct any delay and OKI shall promptly notify PI of such delay and submit to PI the new delivery schedule. PI will have the right to cancel, without liability, the INDIVIDUAL SALES CONTRACT for the delayed WAFERS if the delay is greater than thirty (30) days.

6.4 OKI shall pack the WAFERS in accordance with packing standards which shall be defined in the COMMON SPECIFICATION attached hereto.



Article 7.  (Test and Inspection)
---------    -------------------

7.1  PI shall conduct incoming inspection according to the COMMON
     SPECIFICATION. This inspection shall be regarded as final in terms of quality, quantity and other conditions of the WAFERS supplied to PI subject to OKI's warranty as defined in Section 11.1.

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7.2  PI shall notify OKI of a result of inspection judgment within * (*)
     business days after the date of receipt by PI. Should PI fail to so notify within the said * (*) business days, the shipment lot shall be deemed to have been accepted by PI. PI will owe OKI payment only for the quantity of wafers that have been accepted by PI.

7.3 OKI shall not be held responsible for the defects and failures which are attributable to the design, test and assembly by PI of the PRODUCTS.

7.4 OKI shall not be held responsible for the defects, failures and yield problems of the non-probed WAFERS if the WAFERS meet the specifications set forth in the COMMON SPECIFICATION.



Article 8.  (Process and Specification Changes)
---------    ---------------------------------

8.1. OKI shall notify PI in writing as soon as possible, in advance and in accordance with the COMMON SPECIFICATION, of process changes which require PI's change in data-base or which would affect the quality, reliability, form, fit or function of the PRODUCTS in order to receive PI's prior written approval of the process change. PI will have the right to cancel, without liability, any INDIVIDUAL SALES CONTRACT affected by the process change.

8.2. PI shall have sole responsibility for the control, maintenance, distribution and modification of the COMMON SPECIFICATION including but not limited to the addition and maintenance of applicable process, inspection, quality and procurement specifications. PI will notify OKI of any changes to the COMMON SPECIFICATION by amending Exhibit C and attaching the relevant specification or documentation. OKI will acknowledge acceptance of the COMMON SPECIFICATION in writing and OKI's acceptance of the COMMON SPECIFICATION will not be unreasonable withheld. In the case of any issue with the COMMON SPECIFICATION, OKI agrees that PI is the ultimate authority on the COMMON SPECIFICATION.

PI and OKI shall specify in advance in writing the scope and purpose of any JOINT IMPROVEMENT project for the purpose of pre-defining to what extent and specifically which process technology will be considered a JOINT IMPROVEMENT. OKI's rights under Section 3.6 shall not extend to any process technology not so defined as a Joint Improvement.

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Article 9.  (Price and Charge)
---------    -----------------

9.1 The prices of the WAFERS of each PRODUCT, which are produced both in the PILOT PRODUCTION and the VOLUME PRODUCTION are set forth in EXHIBIT B attached hereto. Any modifications thereto must be agreed upon by OKI and PI in writing, either as an amendment to EXHIBIT B or as part of an INDIVIDUAL SALES CONTRACT. OKI and PI may jointly review and revise the WAFERS price within * or upon a material change to the COMMON SPECIFICATION.

9.2 In the event of any direct or indirect intervention of the Japanese, the United States and/or any other relevant Governments, including the legislative, administrative and judicial branches thereof, which may virtually or legally disallow a price at which the WAFERS shall be supplied under this Agreement, then OKI shall not be obligated to abide by such price without any liability to PI and PI will have the right to terminate this agreement without liability, effective upon written notice to OKI.



Article 10.  (Payment)
----------    -------

     Payment for the WAFERS shall be by telephonic transfer * (*) days after receipt of invoice and secured by a standby letter of credit to be opened at a first class bank acceptable to OKI. OKI agrees to negotiate terms or alternate forms of payment as proposed by PI.


Article 11.  (Warranty, Indemnification and Improvements)
----------    ------------------------------------------

11.1 OKI warrants that the WAFERS sold to PI under this Agreement and any Wafers provided to PI under the LWS Agreement within the * (*) months before the Effective Date of this Agreement will conform to their agreed specifications set forth in COMMON SPECIFICATION attached hereto. OKI's warranty provided in this Section shall not apply in case any non-conformity or other defect is attributable to the design, assembly or test of PI. PI shall notify OKI in writing of any such non-conformity or defect of said WAFERS within three (3) months after the acceptance of the WAFERS by PI per Section 7.2 above. OKI's sole obligations under this warranty are limited to, at PI's option, (i)

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     replacing or reworking any said WAFERS which shall be returned to OKI's manufacturing facility with transportation charges prepaid, or (ii) OKI crediting an amount equal to the purchase price of said WAFERS.

11.2 OKI shall defend, indemnify and hold harmless PI, its officers, directors, employees and representatives from and against any claim, demand, cause of action, debt, or liability, including reasonable attorneys' fees, relating to or arising from allegations that the OKI PROCESS, OKI IMPROVEMENTS and any OKI contributions to the JOINT IMPROVEMENTS used to produce WAFERS or the resulting WAFERS under this Agreement or under the LWS Agreement infringes any patent, copyright, trade secret or other right of any kind of a third party; provided that OKI is promptly notified in writing of the action and is allowed to assume and control the defense. OKI shall pay all damages and costs awarded therein, but shall not be responsible for any compromise or settlement made without OKI's consent.

11.3 EXCEPT AS EXPRESSLY STATED HEREIN, NO EXPRESS OR IMPLIED WARRANTIES ARE MADE BY OKI RELATING TO THE WAFERS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. PI MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH REGARD TO ANY OF THE PI INTELLECTUAL PROPERTY.

11.4 PI shall defend, indemnify and hold harmless OKI, its officers, directors, employees and representatives from and against any claim, demand, cause of action, debt, or liability, including reasonable attorneys' fees, relating to or arising from allegations that the PI PROCESS and any PI contributions to the JOINT IMPROVEMENTS used to produce WAFERS infringes any patent, copyright, trade secret or other right of any kind of a third party; provided that PI is promptly notified in writing of the action and is allowed to assume and control the defense. PI shall pay all damages and costs awarded therein, but shall not be responsible for any compromise or settlement made without PI's consent.

11.5 OKI shall keep records for three (3) years, notwithstanding the termination of this Agreement, of each processed lot manufactured and summaries of process monitors. OKI agrees to permit such records to be examined and copied by PI, or PI's authorized

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     representative, upon reasonable prior written notice to OKI during normal business hours at OKI's offices. Such records shall be deemed PI's CONFIDENTIAL INFORMATION.



Article 12.   (Confidentiality)
----------     ---------------

12.1 The receiving party shall use any CONFIDENTIAL INFORMATION acquired from the disclosing party in connection with this Agreement solely for the purposes of this Agreement.

12.2 For a period of * after the receipt of the CONFIDENTIAL INFORMATION, or during the effective term of this Agreement, which may be longer, the receiving party shall use a reasonable standard of care not to publish or disseminate the CONFIDENTIAL INFORMATION to any third party, except as otherwise provided herein. The receiving party shall have no obligation with respect to any CONFIDENTIAL INFORMATION received by it which the receiving party shall prove is:

     12.2.1 Published or otherwise available to the public other than by a breach of this Agreement or any other agreement by the receiving party

     12.2.2 Rightfully received by the receiving party hereunder from a third party not obligated under this Agreement or any other agreement, and without confidential limitation;

     12.2.3 Known to the receiving party prior to its first receipt of the same from the disclosing party;

     12.2.4  Independently developed by the receiving party; or

     12.2.5 Furnished to a third party by the disclosing party without a similar restriction on the third party's right of disclosure.

     In the case that Recipient intends to disclose publicly or to a third party any CONFIDENTIAL INFORMATION under the previously defined exceptions above, the Recipient must first give the disclosing party written notice (30) thirty days prior to such a disclosure. CONFIDENTIAL INFORMATION approved in writing by the disclosing party for release by the receiving party without a confidentiality agreement designating the information as confidential will remove the receiving party's obligations to the CONFIDENTIAL INFORMATION.


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12.3 If any CONFIDENTIAL INFORMATION is disclosed pursuant to the requirement or request of a governmental or judicial agency or disclosure is required by operation of law, such disclosure will not constitute a breach of this Agreement, provided that the receiving party shall promptly notify the disclosing party and seek a protective order with respect thereto reasonably satisfactory to the disclosing party to the extent available under applicable law.

12.4 The receiving party shall limit access to the CONFIDENTIAL INFORMATION only to such officers and employees of the receiving party who are reasonably necessary to implement this Agreement and only to such extent as may be necessary for such officers and employees to perform their duties. The receiving party shall be liable to cause all of such officers and employees to sign a secrecy agreement or to otherwise abide by the secrecy obligations provided in this Agreement. The receiving party shall maintain records of such officers and employees.

12.5 Confidential Information and all materials including, without limitation, documents, drawings, masks, specifications, models, apparatus, sketches, designs and lists furnished to the receiving party by and which are themselves identified to be or designated in writing to be the property of the disclosing party are and shall remain the property of the disclosing party and shall be returned to the disclosing party promptly at its request, including any copies.

12.6 Any CONFIDENTIAL INFORMATION disclosed by the disclosing party at any time under the LWS AGREEMENT shall be deemed for the purpose of this Article to be or have been disclosed pursuant to this Agreement as CONFIDENTIAL INFORMATION. PI may disclose information with respect to any OKI IMPROVEMENTS to the PI PROCESS to one or more third parties as PI Confidential Information and covered by a non-disclosure agreement with protection equivalent to this Agreement for the sole purpose of having such third parties provide PI with design, layout, foundry, assembly and testing services.

12.7 The COMMON SPECIFICATION will be CONFIDENTIAL INFORMATION for a period of * after the term of this Agreement and OKI agrees to use its best efforts to never make public the COMMON SPECIFICATION.


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12.8 PI may request the confidential release of OKI`s CONFIDENTIAL INFORMATION to a customer of the PRODUCTS for purposes of such customer's evaluation or audit. OKI shall not unreasonably withhold approval of the release.



Article 13.  (Term and Termination)
----------    --------------------

13.1 This Agreement shall continue in full force and effect for a period of five
     (5) years from the Effective Date, unless earlier terminated as provided herein.

13.2 Notwithstanding anything to the contrary in Section 16.11 ("Force Majeure"), If any Japanese governmental agency, entity or authority requires (including through administrative guidance) any changes to this Agreement, PI may terminate this Agreement immediately if the changes are, in PI's sole discretion, detrimental to PI's interests or otherwise not reasonably acceptable to PI, without liability of any kind.

13.3 In the event that either party has committed a material breach of this Agreement, the other party shall have the right to terminate this Agreement by giving sixty (60) days' written notice of termination specifying any alleged material breach or breaches, such termination to become effective at the end of said period unless during said period all material breaches specified have been remedied or waived.

13.4 Either party shall also have the right to terminate this Agreement with immediate effect by giving written notice of termination to the other party at any time upon or after the occurrence of any of the following events with respect to such other party:

     13.4.1 Insolvency, bankruptcy, reorganization or liquidation or filing of any application therefor, or other commitment of an affirmative act of insolvency, which is not promptly removed or stayed;

     13.4.2 Attachment, execution or seizure of substantially all of the assets or filing of any application therefor which is not promptly released or stayed;

     13.4.3 Assignment or transfer of that portion of the business to which this Agreement pertains to a trustee for the benefit of creditors;

     13.4.4  Termination of its business or dissolution.

13.5 In the event either party shall be acquired or controlled, directly or indirectly, by, or shall be consolidated or merged into, any other company or corporation and reasonable

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     assurance satisfactory to the other party shall not be forthcoming in connection therewith as to the continued performance by the party's successor of its obligations under this Agreement or in the event of such other company or corporation being a direct and significant competitor of the other party, then the other party shall notify the party's successor immediately of such a determination in writing and will have the right for a period of ninety (90) days to request negotiations to cure any concerns and if no cure is obtained, to request to negotiate the orderly termination of this Agreement by giving written notice to the party's successor.

13.6 No failure or delay on the part of either party in exercising its right of termination hereunder for any one or more causes shall be construed to prejudice its rights of termination for such cause or any other or subsequent cause.

13.7 In the event of expiration or termination of this Agreement, within sixty (60) days after expiration or termination of this Agreement, the receiving party shall return to the disclosing party all media and documentation containing the CONFIDENTIAL INFORMATION and render unusable all said CONFIDENTIAL INFORMATION placed in any storage apparatus under the receiving party's control in accordance with the instruction of the disclosing party.

13.8 The termination or expiration of this Agreement shall not release either party from any liability which at said date of termination or expiration has already accrued to the other party. OKI waives any right to damages for termination or expiration of this Agreement in accordance with its terms except for affected WIP and WAFER inventory.

13.9 Notwithstanding any termination or expiration of this Agreement, the provisions of Articles 1,11,12, Sections 13.7,13.8,13.9, Articles 14, 15, 16 shall survive this Agreement.


Article 14.   (Government Regulations)
----------     ----------------------

14.1 Unless prior approval is obtained from the competent governmental agency, each party shall not knowingly export or re-export, directly or indirectly, any WAFERS to any country or countries to which export or re-export will violate any laws or regulations of either the United States of America or Japan.


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14.2 OKI shall obtain, at OKI's expense, any and all governmental licenses, permits and approvals and make any necessary filings, registrations and notifications in Japan which are required in connection with this Agreement and shall provide PI with translated copies of any such documents.



Article 15.  (Non-Disclosure)
----------    --------------

15.1 PI and OKI shall keep the terms and existence of this Agreement confidential and shall not make disclosure thereof to any third party except:

     15.1.1 with the prior written consent of the other party, such consent will not be unreasonably withheld,

     15.1.2  as required by any governmental body having jurisdiction,

     15.1.3 as otherwise required by law or regulations of a stock exchange at which the shares of OKI or PI are listed, or

     15.1.4  to legal counsel or accountants of the parties.

15.2 Neither of the parties shall unilaterally make any announcement of the formation and existence of this Agreement without prior written consent of the other party.


Article 16.  (Miscellaneous Provisions)
----------    ------------------------

16.1 Entire Agreement.  This Agreement embodies the entire understanding of the
     ----------------
     parties as it relates to the subject matter hereof and this Agreement supersedes any prior agreements or understandings between the parties with respect to such subject matter, including without limitation all of the provisions (including license grants) under the LWS. Any potential or existing liabilities and claims regarding the purchase of and payment for wafers under the terms of the LWS are declared by OKI and PI to be paid in full and without further recourse.

16.2 Article Headings.  The article and section headings herein are for
     ----------------
     convenience only and shall not affect the construction hereof.

16.3 Waiver.  Should either PI or OKI fail to enforce any provision of this
     ------
     Agreement or to exercise any right in respect thereto, such failure shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other


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     provision or right.

16.4 No License.  Nothing contained in this Agreement shall be construed as
     ----------
     conferring by implication, estoppel or otherwise upon either party hereunder any license or other right except as expressly set forth herein.

16.5 English Language.  This Agreement is in the English language only,
     ----------------
     which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties. All communications between OKI and PI to effect the terms of this Agreement shall be in the English language only.

16.6 No Agency. The parties to this Agreement are independent contractors.
     ---------
     There is no relationship of agency, partnership, joint venture, employment or franchise between the parties. Neither party has the authority to bind the other or to incur any obligation on its behalf. OKI shall not have, and shall not represent that it has, any power, right or authority to bind PI, or to assume or create any obligation or responsibility, express or implied, on behalf of PI or in PI's name, except as herein expressly permitted.

16.7 Notices.  Any notice required or permitted to be given by either party
     -------
     under this Agreement shall be deemed to have been given at the time it is delivered in writing by person or by telefax (provided that in the case of telefax, a copy of the notice will promptly be delivered by overnight courier) to the other party at the following respective addresses or such new addresses as may from time to time be supplied hereunder.

        To:  OKI Electric Industry Co., Ltd.

             550-1 Higashiasakawa-cho

             Hachioji-shi, Tokyo 193-8550, Japan

             Attention:   Eiki Kudo,

                            General Manager

                            Foundry BU Division

             Fax:  81-426-62-6709

        To:  Power Integrations, Inc.

             477 N. Mathilda Ave.

             Sunnyvale, CA 94086


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             Attention:  President

             Fax: (408) 523-9300

16.8  Invalidity.  If any provision of this Agreement, or the application
      ----------
      thereof to any situation or circumstance, shall be invalid or unenforceable, the remainder of this Agreement or the application of such provision to situations or circumstances other than those as to which it is invalid or unenforceable, shall not be affected; and each remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law. In the event of such partial invalidity, the parties shall seek in good faith to agree on replacing any such legally invalid provisions with provisions which, in effect, will, from an economic viewpoint, most nearly and fairly approach the effect of the invalid provision.

16.9  Assignment.  This Agreement and any rights or licenses granted herein
      ----------
      shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall assign any of its rights or privileges hereunder without the prior written consent of the other party except as set forth in Section 13.5. Such consent shall not be unreasonably withheld.

16.10 Amendment.  This Agreement may not be extended, supplemented or
      ---------
      amended in any manner except by an instrument in writing expressly referring to this Agreement and duly executed by authorized officers of both Parties.

16.11 Force Majeure.  Either party shall be excused for failures and delays
      -------------
      in performance caused by war, declared or not, any laws, proclamations, ordinances or regulations of the government of any country or of any political subdivision of any country, or strikes, lockouts, floods, fires, explosions or such catastrophes as are beyond the control or without the material fault of such party ("Causes"). Any party claiming any such excuse for failure or delay in performance due to such Causes shall give prompt notice thereof to the other party, and neither party shall be required to perform hereunder during the period of such excused failure or delay in performance except as otherwise provided herein. This provision shall not, however, release such party from using its best efforts to avoid or remove all such Causes and such party shall continue performance hereunder with the utmost dispatch whenever such Causes are removed. In the event that the period of

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       excused performance continues for ninety (90) days, this Agreement may be terminated by the affected party with written notice to the other party without liability.

16.12  Indemnity.  Both parties agree that neither party shall assume any
       ---------
       responsibility or be liable for death or any injury or accident which may occur to any personnel of the other party or the property of such personnel during any visits to its facility, or otherwise. Each party agrees to indemnify the other party and to hold such other party harmless from and against all liabilities, claims and demands on account of personal injuries (including death), or loss or damage to property, arising out of or in any manner connected with the visits of its personnel to such other party's offices or facilities and occasioned by the negligence of such personnel, and it shall defend at its own expense any and all actions based thereon and shall pay all reasonable charges of attorneys and all costs and other expenses arising therefrom.

16.13  Arbitration.  All disputes and differences between OKI and PI arising out
       -----------
       of or under this Agreement or the LWS Agreement shall be settled amicably through negotiations. In case such dispute or difference cannot be settled amicably through negotiations in a reasonable period of time, it shall be finally settled by arbitration in San Francisco, California if initiated by OKI and in Tokyo, Japan if initiated by PI pursuant to the Japan-American Arbitration Agreement of September 16, 1952, by which each party is bound. The award rendered by arbitrator(s) shall be final and binding upon the parties hereto. The arbitrator's award shall be fully enforceable in any court having jurisdiction of the parties and OKI irrevocably consents to the non-exclusive jurisdiction of the California courts for matters related to injunctive relief or the enforcement of such award. Notwithstanding the foregoing, if the dispute involves the protection of the CONFIDENTIAL INFORMATION or INTELLECTUAL PROPERTY RIGHTS then either party make seek injunctive relief immediately from the courts.

16.14  Limitation of Liability. EXCEPT AS TO OBLIGATIONS ARISING UNDER
       -----------------------
       SECTIONS 11.2 AND 11.4, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR REVENUE, LOST OPPORTUNITY, OR INTERRUPTION OF BUSINESS IN ANY WAY ARISING OUT

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       OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION,
       WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.15  Governing Law.  This Agreement and matters connected with the
       -------------
       performance hereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of California and the United States without regard to conflict of laws principles.

16.16 OKI and PI shall each enter into separate written agreements with each of their subsidiaries who wish to exercise any rights under this Agreement, binding the subsidiary to the terms and conditions of this Agreement. OKI and PI each guarantee to the other the performance of their respective subsidiaries under this Agreement, and each will indemnify and hold harmless the other from any costs, damages, or liabilities incurred by the other arising out of a breach by a subsidiary of the terms and conditions of this Agreement.



  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective corporate names by their duly authorized representatives on the date written below.




OKI Electric Industry Co., Ltd.           Power Integrations, Inc.

Signature: /s/ Yasuahi Ozawa              Signature: /s/ H.F. Earhart
          -------------------------                  -------------------------
Name:  Yasuahi Ozawa                      Name:  H.F. Earhart
      -----------------------------             ------------------------------
Title:  Dir. & Gen. Mgr. Lsi Div.         Title:  Pres. & CEO
       ----------------------------              -----------------------------
Date:  Sep. 29, 1998                      Date:  September 30, 1998
      -----------------------------             ------------------------------




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                                   EXHIBIT A

                  OKI FOUNDRY CAPACITY and PI ANNUAL FORECAST
                  -------------------------------------------



1.  OKI FOUNDRY CAPACITY:



        4 inch wafer (M1 Fabrication.)   5 inch wafer (M2 Fabrication.)
        -------------------------------  ------------------------------



  From July 1, 1998     * wafers per month      * wafers / month
  up to March 31, 1999



2.  PI's projected PI ANNUAL FORECAST of  WAFER orders (non-binding).



---------------------------------------------------------------------------------------
OKI Fiscal Year              1999                  2000            2001            2002
---------------------------------------------------------------------------------------
      4" Wafers              *                     *               *               *
---------------------------------------------------------------------------------------

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                                   EXHIBIT B

                                  WAFERS PRICE
                                  ------------


Production WAFERS (4") BASE_PRICE = *

F/X_BASE = *

Initial F/X_RATE = *

A new F/X_RATE is only established at the time of placing a purchase order for WAFERSs if the Previous Month's Average daily exchange rate is equal to or greater than * from the current F/X_RATE. The new F/X_RATE will be set to the Previous Month's Average exchange rate and will remain in effect for at least the month it was established.

The actual WAFERS PURCHASE_PRICE used at the time of order will be calculated by the following formula:



          PURCHASE_PRICE =   *



     Examples:



       1)  Nominal F/X Rate Example: F/X_RATE = *:

           PURCHASE_PRICE = *


       2)  Higher F/X Rate Example: New F/X_RATE = *:

           PURCHASE_PRICE = *


       3)  Lower F/X Rate Example: New F/X_RATE = *:

           PURCHASE_PRICE = *



Additionally, a F/X_ADDITIONAL_CHARGE of * will be paid to OKI for each of the WAFERS accepted by PI during the first year of the Agreement.

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                                   EXHIBIT C



                             COMMON SPECIFICATION
                             --------------------


The initial COMMON SPECIFICATION is the * to produce and deliver WAFERS to PI under the LWS AGREEMENT on the effective date of this agreement.


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